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                                                                EXHIBIT 10.21



                              MANAGEMENT AGREEMENT


PARTIES:         AMERIPATH TEXAS, INC. ("AmeriPath")
                 CLAY J. COCKERELL, M.D., P.A. (the "Practice")

EFFECTIVE DATE:  SEPTEMBER 30, 1996 (the "Effective Date")

RECITALS:

         - AmeriPath is a corporation engaged in the business of operating a pathology laboratory and is a wholly-owned subsidiary of AmeriPath, Inc., a corporation engaged in the business of providing administrative and management services, facilities and equipment to pathology groups;

         - The Practice is a professional association comprised of medical practitioners who engage in the practice of pathology and other medical specialties ("Practice Providers");

         - The Practice desires to enter into this Agreement with AmeriPath for the provision of comprehensive business management services and facilities to enhance the efficiency of its operations and to allow its Practice Providers to concentrate fully on providing quality medical services;

         - The Practice has designated a Managing Physician to oversee the day to day operations of the Practice's business and to make administrative and certain other decisions on its behalf;

         - The Practice and AmeriPath desire to enter into this agreement (the "Agreement") to provide a statement of their respective rights and responsibilities during its Term (as defined in Section VI-A herein below).

         FOR GOOD AND VALUABLE CONSIDERATION, AmeriPath and the Practice agree as follows:

I.       PRELIMINARY STATEMENTS

         A. RECITALS. The recitals set forth above are true and accurate and are incorporated as part of this Agreement.

         B. DEFINITIONS. Many capitalized terms used in this Agreement are defined in Attachment I to this Agreement; however, capitalized terms used in this Agreement are also defined in the text of this Agreement, and Attachments II through VI hereof.
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         C.      ATTACHMENTS.  All attachments to this Agreements are
incorporated into this Agreement by reference. The attachments to this Agreement are the following:

                 Attachment I:                Definitions
                 Attachment II:               Appointment of AmeriPath as Attorney in Fact
                 Attachment III:              Restrictive Covenants
                 Attachment IV:               Medical Offices
                 Attachment V:                Miscellaneous Contractual Provisions
                 Attachment VI:               Non-Profit Health Corporation

II.      AMERIPATH SERVICES

         AmeriPath shall on behalf of Practice and as a Practice Expense, provide the Practice and the Practice Providers with the following services:

         A. STRATEGIC PLANNING AND GOALS. AmeriPath shall prepare, in consultation with the Managing Physician, an annual Operating Plan (as defined in Section IV-B), reflecting in reasonable detail anticipated Practice Revenues, Practice Expenses, Allocated Expenses and Practice Provider staffing. The Operating Plan shall include, among other things, information relating to the growth and enhancement of the Practice, a budget for the Practice and the Base Fee and Performance Fee to be paid to AmeriPath..

         B. EXPANSION OF PRACTICE. AmeriPath shall assist the Practice in developing relationships and affiliations with physicians and other specialists, hospitals, networks, health maintenance organizations and preferred provider organizations. Subject to the terms of this Agreement, each of the Practice and AmeriPath shall cooperate and use their respective best efforts to expand the Practice.

         C. MANAGED CARE RELATIONSHIPS. AmeriPath, together with the Managing Physician, shall evaluate, negotiate, and administer managed care contracts and other third party payor contracts on behalf of the Practice and its Practice Providers.

         D. FACILITY RELATIONSHIPS. AmeriPath, together with the Managing Physician, shall evaluate, negotiate, and administer all hospital and other medical facility contracts on behalf of the Practice and its Practice Providers.

         E. ESTABLISHMENT OF FEES. AmeriPath shall recommend, but shall not set, fees, charges, premiums or other amounts due in connection with services and goods provided by the Practice. The Steering Committee (see
Section IV) may adopt recommendations in its reasonable discretion on behalf of the Practice and its Practice Providers. The Practice shall retain sole authority to decide how physician compensation will be divided among individual physicians.

         F. PRACTICE MANAGEMENT SERVICES. AmeriPath shall, in consultation with the Managing Physician, assess business activity including product line analysis, outcomes monitoring

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and customer satisfaction. AmeriPath shall develop systems to track revenues, expenses, cost accounting, utilization, quality assurance, physician productivity and customer satisfaction.

         G. PERSONNEL. AmeriPath shall, on behalf of Practice as a Practice Expense, employ and provide all personnel necessary to provide Practice services (other than Practice Providers), in accordance with the Practice's operational needs and the Operating Plan then in effect. AmeriPath shall employ and provide the AmeriPath benefits package to all personnel (other than Practice Providers) rendering services in connection with the Practice. AmeriPath shall provide the following personnel services to the Practice:

                 1. NON-MEDICAL PERSONNEL. AmeriPath shall employ non-medical personnel (i.e., managerial, clerical, secretarial, bookkeeping and collection personnel) as determined by AmeriPath, and as necessary for the Practice's effective operation, as contemplated by the Operating Plan. AmeriPath shall provide personnel for the maintenance of patient records, billing, collection and maintenance of the financial records. AmeriPath shall determine the assignments, salaries and fringe benefits of all the non-medical personnel. AmeriPath will consult with the Managing Physician but retains decision-making authority regarding all such matters. Non-medical personnel may perform services from time to time for other individuals or entities. AmeriPath may utilize employees or independent contractors, in its discretion.

                 2. LICENSED TECHNICAL PERSONNEL. AmeriPath shall employ and provide to the Practice licensed technical personnel other than Practice Providers ("Licensed Technical Personnel"). Licensed Technical Personnel shall be retained as determined by the Managing Physician, in consultation with the Steering Committee, in the exercise of his professional judgment to be reasonably necessary for the effective operation of the Practice, as contemplated by the Operating Plan. AmeriPath shall facilitate the recruitment and retention of all Licensed Technical Personnel. Although AmeriPath may employ Licensed Technical Personnel, the Managing Physician, or its designee, shall have the right to interview, make determinations to hire, and terminate Licensed Technical Personnel. All Licensed Technical Personnel providing services in connection with the Practice shall be under the direct control and supervision of the Practice and its Practice Providers.

                 3. PRACTICE PROVIDERS. AmeriPath shall perform administrative services relating to the recruitment of new Practice Providers and Practice Providers. Selection of new Practice Providers and Practice Providers shall be the sole responsibility of the Practice. The hiring of new Practice Providers shall require the prior written approval of AmeriPath only with respect to economic and practice management issues. All Practice Providers shall be

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                      employees of the Practice (if such personnel are hired
                      as employees) and not of AmeriPath. AmeriPath shall provide technical support to the Practice's risk management program. Additionally, AmeriPath shall advise, make arrangements for the purchase of, and manage the Practice's professional liability coverage program.

         H. FACILITIES, UTILITIES, LICENSES, PERMITS AND OTHER RELATED EXPENSES. AmeriPath shall own, lease or sublease on behalf of the Practice, Medical Offices necessary for the operation of the Practice pursuant to the Operating Plan.. The Medical Offices provided as of the Effective Date shall be those listed on Attachment IV. AmeriPath shall provide, manage and maintain the Medical Offices in good condition and repair, including the provision of routine janitorial and maintenance services. AmeriPath shall provide on behalf of the Practice utilities and shall pay other related expenses, consistent with the Operating Plan. AmeriPath shall assist the Practice and its Practice Providers in obtaining required laboratory permits and licenses. The Practice shall have exclusive use of both existing and new Medical Offices during the Term.

         I. FURNITURE, FIXTURES AND EQUIPMENT. AmeriPath shall provide necessary and appropriate furniture, fixtures and equipment ("FF&E") on behalf of the Practice in accordance with the Operating Plan. Nothing in this Agreement shall be construed to affect or limit in any way the professional discretion of the Practice to select and use equipment, furnishings, inventory, and supplies which the Managing Physician deems necessary and appropriate for the practice of medicine. AmeriPath shall, on behalf of the Practice, provide for all repairs and maintenance of the FF&E and shall, at the reasonable request of the Managing Physician, acquire new or replacement FF&E. Title to existing, new and replacement FF&E shall be in the name of AmeriPath or a leasing company. The Practice shall have exclusive use of both existing and new FF&E provided by AmeriPath during the Term.

         THE PRACTICE ACKNOWLEDGES THAT AMERIPATH MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, AS TO THE FITNESS, SUITABILITY OR ADEQUACY OF ANY FURNITURE, FIXTURES, EQUIPMENT, INVENTORY, OR SUPPLIES LEASED OR PROVIDED PURSUANT TO THIS AGREEMENT FOR THE CONDUCT OF A MEDICAL PRACTICE OR FOR ANY OTHER PARTICULAR PURPOSE.

         J. BUSINESS OFFICE AND SUPPORT SERVICES. AmeriPath shall, in consultation with the Managing Physician, provide computer, bookkeeping, billing and collection, accounts receivable and accounts payable services necessary for the management of the Practice pursuant to this Agreement and in accordance with the Operating Plan. AmeriPath shall also order and purchase on behalf of the Practice medical and office supplies required in the day-to-day operation of the Practice as determined by the Managing Physician consistent with the Operating Plan. However, the Practice shall order, purchase, stock, and monitor the inventory of pharmaceuticals and other medical supplies, substances, or items whose purchase, maintenance, or security require licensure as a health-care provider or require a permit, registration, certification, or identification number that requires licensure or certification as a health-care provider. AmeriPath shall provide access to

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management information systems services to the Practice, including risk contracting systems services. AmeriPath shall also arrange laundry, waste collection, and other necessary operational services in accordance with applicable laws.

         K. PROFESSIONAL AND CONSULTING SERVICES. AmeriPath shall arrange for or render business and financial management consultation and advice reasonably requested by the Managing Physician and directly related to the operations of the Practice pursuant to this Agreement. Except as contemplated by the Operating Plan, AmeriPath shall not be responsible for any services requested by or rendered to any individual, employee or agent of the Practice, or any Practice Provider, not directly related to Practice operations.

         L. PATIENT AND FINANCIAL RECORDS. AmeriPath shall maintain files and records relating to the operation of the Practice, including, but not limited to, customary financial records and patient files. The management of all files and records shall comply with applicable Federal, state and local statutes and regulations, regarding their confidentiality and retention. Files and records shall be located to be readily accessible for patient care, consistent with customary records management practices. AmeriPath shall have reasonable access to files and records, and, subject to applicable laws, shall be permitted to retain copies of them. The Practice shall be responsible for the preparation of, and direct the contents of, patient medical records. All patient medical records shall remain the property of the Practice. The Practice shall be responsible for proper documentation of medical services provided by the Practice and the Practice Providers.

         M. FINANCIAL STATEMENTS. AmeriPath shall prepare Practice profit and loss and income statements, in accordance with the manner and form in which AmeriPath normally keeps its accounts, books and records, and in accordance with applicable laws. The statements shall reflect Practice Revenues generated by or on behalf of the Practice and shall contain a comparison of actual and budgeted Practice Revenues and expenses. AmeriPath shall provide the Managing Physician with monthly statements within thirty (30) days after the end of each month and shall provide a year-end statement within ninety (90) days after the end of the calendar year.

III.     PRACTICE OBLIGATIONS

         A. EXCLUSIVITY. The Practice and the Practice Providers agree that during the Term of this Agreement they will not retain, engage or employ, directly or indirectly, any other entity or individual to provide the services for which it is contracting with AmeriPath.

         B. PROFESSIONAL STANDARDS. Medical services shall be performed solely by, or under the direct supervision of, the Practice Providers. The Practice shall have complete and absolute control over the methods by which the Practice, the Practice Providers and Non-Independent Professional Personnel practice medicine and/or render the professional services which they are licensed to provide under the laws of the states in which they are practicing. The Practice shall require that Practice Providers comply with applicable ethical standards, laws and regulations. The Practice shall, with the assistance of AmeriPath (if so requested by the Managing Physician), resolve utilization review or quality assurance issues which may arise. In the event that disciplinary

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actions or professional liability actions are initiated against any Practice
Provider, the Practice shall immediately inform AmeriPath of the action and the underlying facts and circumstances. The Practice shall implement and maintain a program to monitor the quality and utilization of medical care, and AmeriPath shall render administrative assistance to the Practice, as requested by the Managing Physician.

         C. MANAGED CARE ARRANGEMENTS. The Practice shall cooperate with AmeriPath in the development and operation of managed care arrangements. The Practice shall participate as a provider and in the administrative operation of integrated delivery systems and managed care arrangements. The Practice and its Practice Providers agree to comply with the quality assurance and utilization review programs of managed care arrangements.

         D. CONTINUING MEDICAL EDUCATION. The Practice shall ensure that each of its Practice Providers participates in continuing medical education activities, as necessary to remain current in their respective specialties, including, but not limited to, the minimum continuing medical education requirements imposed by applicable laws and policies of applicable specialty boards.

         E. PHYSICIAN POWERS OF ATTORNEY AND BILLING. The Practice shall appoint AmeriPath to act as agent in the billing and collection of all Practice Revenues, and shall require all Practice Providers to appoint AmeriPath as attorney-in-fact for the Practice and each Practice Provider, as more specifically set forth in Attachment II. The Practice shall cooperate and shall cause its Practice Providers to cooperate with AmeriPath in all matters relating to the billing and collection of all Practice Revenues. In this regard, each Practice Provider shall review and approve the reports and other information required to support complete and accurate bills. Additionally, the Practice and its Practice Providers will provide such necessary support to appeal or contest any denials of claims or other regulatory issues.

         F. ADDITIONAL PRACTICE PROVIDERS. When the Practice desires to add or change a Practice Provider, AmeriPath shall provide a business analysis of the prospective change in the composition of the Practice. Additional Practice Providers (the "Additional Practice Providers") shall be added to the Practice as follows: the Practice shall review and approve the credentials and the medical practices of the prospective Additional Practice Provider. AmeriPath shall review the business operations, financial condition and results of operations of the prospective Additional Practice Provider and shall provide such information to the Managing Physician. The decision to admit an Additional Practice Provider shall be subject to the approval of the Steering Committee.

         G. ADDITIONAL PRACTICES. AmeriPath may, in its discretion, seek to add additional practices (each such Practice being an "Additional Practice") to this Agreement. If AmeriPath desires to add an Additional Practice, AmeriPath shall provide to the Steering Committee a business analysis of the Additional Practice, including business operations, financial condition and results of operations. The decision to admit an Additional Practice shall be subject to the approval of the Steering Committee. After an agreement to add an Additional Practice has been reached, the Practice and AmeriPath shall enter into an amendment (the "New Practice Amendment") to this Agreement. The New Practice Amendment shall include the understanding of the parties with

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respect to AmeriPath's compensation and other issues agreed upon by the
Steering Committee and the Additional Practice. The New Practice Amendment shall obligate the Additional Practice to be bound by the New Practice Amendment.

         H. RESTRICTIVE COVENANTS. The Practice and each Practice Provider shall comply with the terms, conditions and provisions of the Restrictive Covenants set forth in Attachment III. AmeriPath and its parent company, AmeriPath, Inc., shall be third party beneficiaries of the Restrictive Covenants and shall have the right to enforce them independently and without the consent, action or approval of the Practice or any Practice Provider. Additionally, the Practice and the Practice Providers agree to fully cooperate with AmeriPath should it desire to enforce the Restrictive Covenants.

         I. PRACTICE EXPENSES. The Practice shall be solely responsible for the payment of all Practice Expenses.

         J. PRACTICE ORGANIZATIONAL DOCUMENTS. The Practice agrees that it shall not, without the written consent of AmeriPath: (a) modify or amend the Practice Organizational Documents (as defined in Attachment I); (b) admit New Practice Providers, except as provided for in this Agreement; (c) remove the Managing Physician; (d) sell all or substantially all its assets or capital stock; or (e) terminate or cancel any hospital contracts (or similar contracts for the provision of services) under this Agreement. Further, the Practice agrees that it shall consult with AmeriPath prior to the termination or release of any Practice Provider from his or her obligations.

         K. STAFFING OF FACILITIES BY THE PRACTICE. To the extent that the Practice or the Practice Providers are responsible for staffing facilities provided by AmeriPath, the Practice shall provide adequate staffing to ensure that medical services are provided in a manner consistent with applicable community and medical specialty standards. From time to time AmeriPath may acquire new facilities that it wishes the Practice to staff. The Practice agrees that in the event AmeriPath acquires or develops a new facility that it wishes the Practice to staff, the Practice will use its best efforts to staff the facility. The parties agree that the Operating Plan will be revised as necessary to accommodate staffing of the new facility.

         L. EQUIPMENT. The Practice shall advise AmeriPath on the maintenance, repair and proper operation of medical equipment. This obligation shall relate to the medical functionality of the equipment. Upon receipt of such advice, AmeriPath shall cause the medical equipment to be maintained in good operating condition.

         M. SUPERVISION OF LICENSED TECHNICAL PERSONNEL. The Practice shall be responsible for the supervision of Licensed Technical Personnel. As such, it shall provide Licensed Technical Personnel with appropriate training and medical supervision. The Practice shall determine the responsibilities of Licensed Technical Personnel and the manner in which they provide services. Licensed Technical Personnel shall report to such Practice Providers as designated by the Practice.

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IV.      STEERING COMMITTEE

         A. CREATION AND GENERAL DUTIES OF STEERING COMMITTEE. AmeriPath and the Practice shall establish a Steering Committee composed of two members, one of which shall be the Managing Physician and one of which shall be a physician designated by AmeriPath. The Steering Committee shall meet periodically and at the reasonable request of either party. The Steering Committee shall consider, review, determine and approve the following matters as they relate to the operation of the Practice: (i) the Operating Plan; (ii) employment and recruitment of additional Practice Providers; (iii) long term strategic planning; (iv) establishment and maintenance of relationships with health care providers and payors; (v) the fee schedule for services and items provided by the Practice; and (vi) approval of all marketing and advertising of services performed by the Practice or Practice Providers.

         B. OPERATING PLAN. One of the Steering Committee's primary responsibilities shall be the approval of a Practice Operating Plan (the "Operating Plan"). AmeriPath shall, not less often than one time each fiscal year, develop a proposed Operating Plan. The proposed Operating Plan shall be submitted to the Steering Committee for approval. When Approved by the Steering Committee, both AmeriPath and the Managing Physician shall, as their responsibilities are allocated in this Agreement, use their best efforts to implement the Operating Plan. The Operating Plan shall set forth the estimated income and expenditures of the Practice for the period covered, such income and expenditures to be set forth in reasonable detail. The Practice shall retain sole authority for proposing the compensation levels and manner of distribution of physician income among individual physicians. Such proposals shall be included in the budget of the Practice which shall be incorporated into the Operating Plan as approved by the Steering Committee. The Operating Plan shall include Practice Expenses, Allocated Expenses and AmeriPath compensation. The Steering Committee may revise, from time to time, the Operating Plan as it determines to be necessary or desirable (as revised, the "Revised Operating Plan"). AmeriPath and the Managing Physician shall be authorized without the need for further approval by AmeriPath, the Steering Committee or the Practice Providers, to make the expenditures and incur the obligations provided for in a Revised Operating Plan. Additionally, AmeriPath or the Managing Physician may make expenditures and incur obligations that differ from an Operating Plan, but are incurred in the ordinary course of business. For example, an increase in professional liability premiums shall create a variance in the Operating Plan which may be incurred without a revision to the Operating Plan. The Practice has in the past maintained a fellowship program for the University of Texas Southwestern Medical Center ("UTSWMC"), which has included up to three dematopathologists per year. The parties acknowledge that it is important to the reputation of the Practice to continue the Practice's relationship with UTSWMC, therefore, the Operating Plan shall include the expenses necessary and appropriate to continue the Practice's relationship with UTSWMC consistent with past practices and to expand such relationship as shall reasonably be directed by the Managing Physician.

V.       FINANCIAL MATTERS

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A.       AMERIPATH COMPENSATION.

         1. GENERAL. The compensation provided herein is expected to provide AmeriPath with fair market value payment commensurate with the services it provides, its capital investment, use of its tradename and its expertise in laboratory and professional practice management. AmeriPath shall receive compensation, as provided in the Operating Plan and in accordance with this
                 Section V.

         2. PRACTICE EXPENSES AND ALLOCATED EXPENSES. All Practice Expenses (as defined in Attachment I hereto), including the compensation of Practice Providers, shall be the sole responsibility of Practice and shall be paid by the Practice out of its first available Practice Revenues. Allocated Expenses (as defined in ATTACHMENT I hereto) incurred by AmeriPath in the course of the performance of its duties under this Agreement on behalf of or as agent for the Practice shall be paid to AmeriPath. Allocated Expenses may include an allocable portion of reasonable corporate overhead of AmeriPath. Allocated Expenses shall be billed to the Practice at their actual cost to AmeriPath. An operating budget for Practice Expenses and Allocated Expenses shall be reviewed at least annually and shall be set forth in the Operating Plan.

         3. MANAGEMENT FEE. AmeriPath shall be paid a base management fee (the "Base Fee") for its services performed and to be performed pursuant to this Agreement. The Base Fee shall be a flat amount and shall be reviewed annually and shall be set forth in the Operating Plan. The Base Fee shall be paid to AmeriPath as provided in the Operating Plan, subject only to the prior payment of Practice Expenses and Allocated Expenses. Any portion of the Base Fee that is not paid when due shall accrue and be paid with the next available Practice Revenues.

         4. PERFORMANCE FEE. On an annual basis, the Steering Committee shall determine a set of performance goals and objectives for AmeriPath in the performance of its duties under this Agreement. Such goals and objectives may include, among other things, the identification and recruitment of Additional Practice Providers, the retention of Practice Providers, the procurement or expansion of managed care or other contracts or the achievement of operating efficiencies. AmeriPath may be paid a performance fee (the "Performance Fee") based on the achievement of such specified goals and objectives. The amount of such Performance Fee shall be as set forth in the Operating Plan.

    B. REIMBURSEMENT OF EXPENSES. AmeriPath may, from time to time, incur Practice Expenses which are a part of the Operating Plan, a Revised Operating Plan, or are Practice

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Expenses incurred in the ordinary course of  business.  AmeriPath shall be entitled to be reimbursed by the Practice for these expenses when incurred.

         C. PRACTICE BANK ACCOUNT, PAYMENT OF FEES AND PAYMENT OF EXPENSES. The Practice shall establish a bank account for the deposit of all Practice Revenues (the "Practice Bank Account"). AmeriPath shall have a security interest in the Practice Bank Account pursuant to this Section V. Additionally, it is understood and agreed that AmeriPath may assign its security interest and all other interests that it may have in the Practice Bank Account to its lender or lenders. Should AmeriPath assign its interest, its assignee shall have a first lien on the Practice Bank Account. AmeriPath shall have access to the Practice Bank Account solely for the purposes stated herein. In connection herewith and throughout the Term, Practice hereby grants to AmeriPath an exclusive special power of attorney for the purposes herein and appoints AmeriPath as Practice's exclusive true and lawful agent and attorney-in-fact, and AmeriPath hereby accepts such special power of attorney and appointment, to deposit into the Practice Bank Account all funds, fees, and revenues generated from the Practice's provision of medical services and collected by AmeriPath, and to make withdrawals from Practice Bank Account for payments specified in this Agreement and as requested from time-to-time by Practice. Notwithstanding the exclusive special power of attorney granted to AmeriPath hereunder, Practice may, with notice to AmeriPath, draw checks on the Practice Bank Account; provided, however, that Practice shall neither draw checks on the Practice Bank Account nor request AmeriPath to do so if the balance remaining in the Practice Bank Account after such withdrawal would be insufficient to enable AmeriPath to pay on behalf of Practice any Practice Expense attributable to the operations of Practice or to the provision of medical services, and/or any other obligations of Practice. Disbursements made from the Practice Bank Account consent shall be consistent with the type and amount of expenditures authorized by the Operating Plan. Limits on authority to sign checks and purchase orders shall be mutually agreed upon by AmeriPath and the Managing Physician.

         D. COLLATERAL. As collateral security for the payment of all amounts owed to AmeriPath pursuant to this Agreement, Practice grants to AmeriPath a security interest in all tangible and intangible assets of the Practice, including Practice Revenues which may be created or arise during the Term, together with all proceeds regardless of the manner in which the entitlement to payment for Practice Revenues exists whether as accounts, accounts receivable, notes receivable or other evidence of entitlement to the Practice Revenues and all of its rights, title and interest (including right to control the same), if any, in the Bank Account and the sums on deposit (collectively, the "Collateral") to the extent the same are not otherwise assigned to AmeriPath. In granting this security interest, the Practice agrees to the following: (i) this Agreement shall create and constitute a valid and perfected first priority security interest in the Collateral enforceable against all parties; (ii) the Practice has and shall continue to have good indefeasible and merchantable title to and ownership of the Collateral free and clear of all liens, other than liens created by AmeriPath or any AmeriPath Affiliate; (iii) this grant of a security interest in the Collateral shall not result in a violation of any other agreement to which Practice is or becomes a party; and (iv) the Practice shall take all action necessary to perfect AmeriPath's security interest in the Collateral, including the execution of financing statements and authorization to file the same in the appropriate recording office. AmeriPath and the Practice agree to execute such further

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documents and instruments as may be deemed necessary or desirable, in
AmeriPath's sole discretion, to effect the provisions of this Section.

         E. REMEDIES FOR NON-PAYMENT. AmeriPath shall have all rights and remedies of a secured party and all rights, remedies, securities and liens of the Practice with respect to the Collateral including, but not limited to, extending the time of payment of, compromising, or settling for cash, credit, or otherwise upon any terms, any part or all of the Collateral, but shall not be liable for any failure to collect or enforce the payment thereof. AmeriPath is authorized by the Practice, except as otherwise prohibited by applicable law, to take possession of, and endorse in the name of the Practice any notes, checks, money orders, drafts, cash, insurance payments and any other instruments received in payment of the Collateral, or any part thereof; to collect, sue for and give satisfactions for moneys due on account of the Collateral; and to withdraw any claims, suits or proceedings pertaining to, or arising out of, AmeriPath's and/or the Practice's rights to the Collateral. AmeriPath's costs of collection and enforcement, including attorneys' fees and out-of-pocket expenses, shall be borne solely by the Practice. The Practice agrees that AmeriPath shall be permitted to place its representatives in the Medical Offices, with full authority to take possession of and retain for AmeriPath the books and records of the Practice with reference to the Practice's operations pursuant to this Agreement with respect to the Collateral.

         F. RIGHT OF OFFSET. Notwithstanding any other provision in this Agreement, AmeriPath is entitled to offset against any sums owed by AmeriPath to the Practice any amounts payable or reimbursable to AmeriPath under this Agreement.

         G. LEGAL LIMITATION ON ASSIGNMENT. This Agreement shall not constitute an assignment of Practice Revenues to the extent that such assignment is prohibited under applicable law. To the extent Practice Revenues are not assignable, the Practice agrees that it shall promptly deliver non-assigned Practice Revenues to AmeriPath.

VI.      TERMS AND TERMINATIONS

         A. TERM. The initial term of this Agreement shall be for a period of forty (40) years commencing on October 1, 1996 and ending on September 30, 2036 (the "Initial Term"). This Agreement shall be extended for separate and successive five (5) year periods (each such five (5) year period shall be referred to as an "Extended Term" and the Initial Term and any Extended Term shall be referred to in this Agreement as the "Term") unless either party provides the other party notice not less than sixty (60) days prior to the end of the Initial Term or an Extended Term, unless the Practice has defaulted under the terms of this Agreement. The same terms and conditions of this Agreement shall apply to an Extended Term unless the Practice and AmeriPath mutually agree to alter the terms and conditions hereof with a writing signed by each party hereto. All New Practice Amendments shall terminate at such time as this Agreement terminates.

         B. TERMINATION. A party (the "Terminating Party") may terminate this Agreement on the basis of the following:

                 1. The other party breaches any material term or condition of this Agreement, and the breach continues for sixty (60) days after the receipt of written notice specifying the breach by the party which did not perform or breached.

                 2. AmeriPath may terminate this Agreement if the Practice or the Managing Physician is suspended or prohibited from participating in the Medicare or Medicaid programs or excluded from entering into healthcare provider agreements with any material portion of the managed care or healthcare insurance industry; or (ii) the Practice or the Managing Physician, breaches any material term of this Agreement, including the restrictive covenants provided in Attachment III.

         C. EFFECTS OF AND OBLIGATIONS UPON TERMINATION. Upon the termination or expiration of this Agreement: (i) neither party shall be discharged from any previously accrued obligation which remains outstanding;
(ii) any sums of money owing by one party to the other shall be paid immediately, prorated through the effective date of termination or expiration;
(iii) the Practice shall return to AmeriPath all originals and copies of any Confidential Information in the possession of the Practice or any other person or entity to whom it has delivered originals and/or copies; (iv) the Practice and AmeriPath shall perform matters as are necessary to wind up their activities under this Agreement in an orderly manner, including providing to the Practice patient billing records on paper or electronic data; and (v) each party shall have the right to pursue other legal or equitable relief as may be available depending upon the circumstances of the termination.

VII.     REPRESENTATIONS AND WARRANTIES

         A. REPRESENTATIONS AND WARRANTIES OF THE PRACTICE. The Practice represents and warrants to AmeriPath the following:

                 1. The Practice is a professional association duly organized, validly existing and in good standing under the laws of the State of Texas.

                 2. The Practice has all necessary power to own all of its properties and assets and to carry on its business as now being conducted.

                 3. The Managing Physician has the authority on behalf of the Practice to execute, deliver and perform this Agreement and all other agreements and documents executed and delivered by the Practice pursuant to this Agreement.

                 4. The Practice has the authority to execute, deliver and perform this Agreement and all other agreements and documents executed and delivered by it pursuant to this Agreement.

                 5. The Practice has taken all action required by law, its Practice Organizational Documents, or otherwise to authorize the execution, delivery and performance of this Agreement and the related documents.

                 6. The execution and delivery of this Agreement does not violate any provisions of the Practice Organizational Documents or any agreement, instrument, order, arbitration award, judgment or decree to which the Practice is a party or by which it is bound.

                 7. This Agreement has been duly executed and delivered by the Practice and constitutes the legal, valid and binding obligation of the Practice, enforceable in accordance with its terms.

         B. REPRESENTATIONS AND WARRANTIES OF AMERIPATH. AmeriPath represents and warrants to the Practice as follows:

                 1. AmeriPath is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas.

                 2. AmeriPath has all necessary power to own all of its properties and assets and to carry on its business as now being conducted.

                 3. AmeriPath has the corporate authority to execute, deliver and perform this Agreement and all agreements executed and delivered by it pursuant to this Agreement.

                 4. AmeriPath has taken all action required by its Articles of Incorporation, its Bylaws or otherwise to authorize the execution, delivery and performance of this Agreement and related documents.

                 5. The execution and delivery of this Agreement does not and, subject to the consummation of the transactions contemplated by this Agreement, shall not, violate any provisions of the Articles of Incorporation or Bylaws of AmeriPath or any agreement, instrument, order, arbitration award, judgment or decree to which AmeriPath is a party or by which it is bound, which would adversely affect the ability of AmeriPath to perform its obligations under this Agreement.

                 6. This Agreement has been duly executed and delivered by AmeriPath and constitutes the legal, valid and binding obligation of AmeriPath, enforceable against AmeriPath in accordance with its terms.

VIII.            LEGAL COUNSEL

         The Practice agrees to retain legal counsel recommended by AmeriPath with respect to matters in which the interests of the Practice are not adverse to AmeriPath or its business in any significant respect and further agrees to waive any conflicts of interest in transactional matters which may exist for such recommended legal counsel with respect to AmeriPath.

IX.      MEDICAL PRACTICE ISSUES

         A. PRACTICE OF MEDICINE. The parties acknowledge that AmeriPath is not authorized or qualified to engage in any activity which constitutes the practice of medicine and nothing required herein to be shall be construed as the practice of medicine by AmeriPath. To the extent any act or service required to be performed or provided by AmeriPath is construed or deemed by any governmental authority, agency or court to constitute the practice of medicine, AmeriPath shall be released from any obligation to provide such act or service and the provision for such required act or service shall be deemed waived and forever unenforceable without otherwise affecting the terms of this Agreement.

         B. INSURANCE. The Practice shall provide, or arrange for the provision of, and maintain throughout the Term, for the Practice and each Practice Provider professional liability/malpractice insurance coverage in the minimum amount of $1,000,000 per occurrence and $3,000,000 annual aggregate (or such other amount as required by law, prevailing in the community, or required by managed care companies) and workers' compensation insurance coverage in the minimum amounts required by applicable law. The Practice shall maintain general liability insurance and other insurance of the type generally maintained by business involved in the same business as the Practice. The Practice shall, at its sole cost and expense, pay the premium costs of all insurance coverage during the Term of this Agreement and, upon request by AmeriPath, provide AmeriPath with evidence of such coverage.

         Practice and AmeriPath have duly executed this Agreement on the day and year indicated above.

                                          CLAY J. COCKERELL, M.D., P.A.


                                          By:
                                             ---------------------------------
                                          Name:  Clay J. Cockerell, M.D.

                                          Its:
                                              --------------------------------

                                          AMERIPATH TEXAS, INC.


                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Its
                                             ---------------------------------

                                  ATTACHMENT I
                                  DEFINITIONS

AGREEMENT means this agreement and any subsequent amendments thereto, including, NEW PRACTICE AMENDMENTS.

ALLOCATED EXPENSES means the expenses relating to the operations of the facilities of the Practice and the administrative expenses incurred by AmeriPath on behalf of the Practice in the performance of AmeriPath's duties under this Agreement, including the following: billing services (including personnel), marketing, advertising, promotion, allocated corporate overhead, legal expenses, service of laboratory and other expenses as may be approved from time to time by the Steering Committee, all as permitted to be incurred in accordance with this Agreement and any New Practice Amendment (as defined in Section III.G.)

BASE FEE has the meaning ascribed to it in Section V.A.3.

CONFIDENTIAL INFORMATION has the meaning ascribed to it in Attachment III.

FF&E has the meaning ascribed to it in Section II-I.

MANAGING PHYSICIAN means Clay J. Cockerell, M.D., for so long as he remains employed by the Practice or its successor, and thereafter "Managing Physician" shall mean the Practice Provider designated by the Practice and AmeriPath in the Operating Plan to manage the administrative and medical functions of the Practice.

MEDICAL OFFICES means the medical offices and laboratory facilities listed on Attachment IV and/or at such other place or places of business as may be agreed upon by the parties in writing.

NEW PRACTICE AMENDMENT means those individual amendments to this Agreement executed by the Practice, an Additional Practice and AmeriPath.

OPERATING PLAN means the Practice Operating Plan referred to in Section IV.B.

PRACTICE BANK ACCOUNT means the bank account referred to in Section V.C. of which the Practice is the owner.

PRACTICE EXPENSES means the following expenses: Practice Providers' compensation expenses, professional liability insurance, continuing medical education, benefits, dues and subscriptions, automobiles, facility leases, repairs and maintenance, telephones and pagers, utilities, billing services, courier services, legal expenses, travel and entertainment, outside medical consultants, license fees and taxes, all expenses identified in this Agreement as Practice Expenses, all expenses identified in this Agreement as incurred by AmeriPath on behalf of Practice and other expenses approved from time to time by the Steering Committee, all as permitted to be incurred in accordance with this Agreement and any New Practice Amendment (as defined in Section III.G.).

PRACTICE PROVIDERS means individuals who are duly licensed to practice medicine and who are employed by the Practice, or other individuals who are under contract with the Practice to provide physician services to patients of the Practice.

PRACTICE ORGANIZATIONAL DOCUMENTS means the articles of incorporation and bylaws of the Practice.

PRACTICE REVENUES means all revenues generated by or on behalf of the Practice, after the date hereof, as a result of professional medical services furnished to patients, ancillary services provided to patients, pharmaceuticals and other items and supplies sold to patients and other fees or income generated by the Practice or Practice Providers rendered in an inpatient or outpatient setting and regardless of whether rendered to health maintenance organization, preferred provider organization, Medicare, Medicaid or other patients, including, but not limited to, payments received under capitation arrangements, less account adjustments for uncollectible accounts, discounts, Medicare, Medicaid, workers' compensation, professional courtesy discounts and other write-offs. Notwithstanding the foregoing, Practice Revenues shall not include revenues generated by Clay J. Cockerell, M.D. (a) from consulting and related services as a medical doctor for any medical practice or health care provider other than the Practice or an affiliate of AmeriPath; (b) from clinical dermatology services for any patient in a clinic environment or otherwise; (c) as a member, director, associate director, consultant to, or advisor to The University of Texas Southwestern Medical Center, (d) as an employee of a local, federal or state government or agency; (e) in performing duties as a member of the United States military services or the National Guard; (or) on a locum tenens basis.

                                 ATTACHMENT II

                  APPOINTMENT OF AMERIPATH AS ATTORNEY IN FACT

             On behalf of and for the account of Practice, AmeriPath shall assist Practice in Practice's establishment and maintenance of credit and billing and collection policies and procedures, and shall coordinate and supervise Practice personnel to ensure the timely billing and collection of all professional and other fees for all billable pathology services provided by Practice or Physicians. AmeriPath shall advise and consult with Practice regarding the fees for pathology services provided by Practice; it being understood, however, that Practice shall establish the fees to be charged for pathology services and that AmeriPath shall have no authority whatsoever with respect to the establishment of such fees. In connection with the billing and collection services to be provided hereunder, and throughout the term of this Agreement, Practice hereby grants to AmeriPath an exclusive special power of attorney and appoints AmeriPath as Practice's exclusive true and lawful agent and attorney-in-fact, and AmeriPath hereby accepts such special power of attorney and appointment, for the following purposes:

         1. To supervise and coordinate the billing of Practice's patients, in the name of Practice and on behalf of Practice, as applicable, for all billable pathology services provided by Practice to patients.

         2. To supervise and coordinate the billing in Practice's name and on Practice's behalf, as applicable, all claims for reimbursement or indemnification from Blue Shield/Blue Cross, insurance companies, Medicare, Medicaid, and all other third party payors or fiscal intermediaries for all covered billable pathology services provided by Practice to patients.

         3. To ensure the collection and receipt in AmeriPath's name and for AmeriPath's account all accounts receivable of Practice purchased by AmeriPath, and to deposit such collections in an account selected by AmeriPath and maintained in AmeriPath's name.

         4. To ensure the collection and receipt in Practice's name and on Practice's behalf, as applicable, of all accounts receivable generated by such billings and claims for reimbursement that have not been purchased by AmeriPath, to administer such accounts including, but not limited to, (i) extending the time of payment of any such accounts for cash, credit or otherwise;
                 (ii) discharging or releasing the obligors of any such accounts; (iii) with the consent of the Steering Committee, suing, assigning or selling at a discount such accounts to collection agencies; or (iv) with the consent of the Steering Committee, taking other measures to require the payment of any such accounts.

         5. To deposit all amounts collected in Practice's name and on behalf of Practice into Practice Bank Account which shall be and at all times remain in Practice's name.

                 Practice covenants to transfer and deliver to AmeriPath for deposit into Practice Bank Account or itself to make such deposit of all funds received by Practice from patients or third party payors for pathology services. Upon receipt by AmeriPath of any funds from patients or third party payors or from Practice pursuant hereto for pathology services, AmeriPath shall immediately deposit same into the Practice Bank Account. AmeriPath shall disburse such deposited funds to creditors and other persons on behalf of Practice, maintaining records of such receipt and disbursement of funds as directed by Practice.

         6. To take possession of, endorse in the name of Practice, and deposit into the Practice Bank Account any notes, checks, money orders, insurance payments, and any other instruments received in payment for pathology services.

         7. To sign checks, drafts, bank notes or other instruments on behalf of Practice, and to make withdrawals from the Practice Bank Account for payments specified in this Agreement and as requested from time to time by Practice.

Upon request of AmeriPath, Practice shall execute and deliver to the financial institution wherein the Practice Bank Account is maintained, such additional documents or instruments as may be necessary to evidence or effect the special and limited power of attorney granted to AmeriPath by Practice pursuant to this Agreement. The special and limited power of attorney granted herein shall be coupled with an interest and shall be irrevocable except with AmeriPath's written consent. The irrevocable power of attorney shall expire on the later of when this Agreement has been terminated, when all accounts receivable purchased by AmeriPath have been collected, or when all management fees due to AmeriPath have been paid. If AmeriPath assigns this Agreement in accordance with its terms, then Practice shall execute a power of attorney in favor of the assignee.

                                 ATTACHMENT III

                             RESTRICTIVE COVENANTS

         The Practice shall cause each Practice Provider to enter into an agreement with respect to restrictive covenants, such as the confidentiality of information relating to the Practice or AmeriPath, restrictions on solicitation of employees or customers of the Practice or AmeriPath and restrictions on such Practice Provider's right to compete with the Practice after termination of the Practice Provider's employment by the Practice. Such agreement shall be in a form reasonably satisfactory to AmeriPath and shall provide that AmeriPath shall be a third party beneficiary of such agreements.

                                 ATTACHMENT IV


2330 Butler Street, Suite 115, Dallas, Texas  75235

ATTACHMENT V
                      MISCELLANEOUS CONTRACTUAL PROVISIONS

1. ADDITIONAL ACTS. Each party agrees to perform any further acts and to execute and deliver any documents which may be reasonably necessary to carry out the provisions of this Agreement.

2.           CONTRACT CONSTRUCTION, INTERPRETATION AND ENFORCEMENT PROVISIONS.

             (a) Assignment. Neither party may assign this Agreement without the other's written consent. Nevertheless: 1) AmeriPath may assign this Agreement to a parent, subsidiary or affiliate, and;
             2) the Practice may assign this Agreement to a non-profit organization organized to conduct the business of the Practice, as provided in Attachment VII. This Agreement shall be binding on and shall inure to the benefit of the parties to this Agreement, and their successors and permitted assigns. Subject to the foregoing sentence, no person or entity not a party to this Agreement shall have any right under or by virtue of this Agreement, except for AmeriPath, Inc. as an intended third party beneficiary of this Agreement.

             (b) Captions. The captions or headings in this Agreement are made for convenience and general reference only and shall not be construed to describe, define or limit the scope or intent of the provisions of this Agreement.

             (c) Costs of Enforcement. In the event that either party files suit in any court against the other party to enforce the terms of or to obtain performance under this Agreement, the prevailing party shall be entitled to recover all reasonable costs, including reasonable attorneys' fees, from the other party as part of any judgment in the suit. The term "prevailing party" means the party in whose favor final judgment after appeal (if any) is rendered with respect to the claims asserted in the complaint. "Reasonable attorneys' fees" are those attorneys' fees actually incurred in obtaining a judgment in favor of the prevailing party.

             (d) Counterparts. The parties may execute this Agreement in several counterparts, each of which shall be deemed to be an original, and counterparts shall constitute and be one and the same instrument.

             (e) Governing Law. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of Texas, applied without giving effect to any conflicts of law principles.

             (f) Modifications. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior or contemporaneous negotiations, understandings or agreements between the parties, written or oral, with respect to the transactions contemplated by this Agreement. This Agreement may not be changed or terminated orally but may only be changed by an agreement in writing signed by AmeriPath and the Practice; provided, however, that this Agreement shall not be modified without the consent of the Managing Physician for so long as Clay J. Cockerell, M.D., shall be the Managing Physician and AmeriPath, Inc., shall have continuing contingent financial obligations owing to Dr. Cockerell pursuant to that certain Stock Purchase Agreement dated as of the date hereof.

             (g) Notices. The parties to this Agreement shall give notice under this Agreement by U.S. mail, postage prepaid, by hand delivery or by overnight express, charges prepaid. Notices shall be addressed as follows:

                  If to the Practice:

                  Clay J. Cockerell, M.D., P.A.
                  2330 Butler Street, Suite 115
                  Dallas, Texas  75235
                  Attention: Clay J.Cockerell, M.D.

                  If to AmeriPath:

                  AmeriPath Texas, Inc.
                  2330 Butler Street, Suite 115
                  Dallas, Texas  75235
                  Attention:  President

                  With a copy to:

                  AmeriPath, Inc.
                  800 Cypress Creek Road, Suite 200
                  Fort Lauderdale, Florida  33334
                  Attention:  President


             or other addresses as furnished in writing by a party to the other party. All notices shall be considered received when received by the addressee, if by mail, when hand delivered or one business day after delivery to the overnight courier.

             (h) Severability. A determination by a court of competent jurisdiction that a provision or part of any provision of this Agreement is invalid or unenforceable shall not affect the remaining parts or provisions of this Agreement which shall continue in full force and effect.

3.           LEGAL EVENTS TRIGGERING CONTRACT MODIFICATION OR TERMINATION

             (a) Changes in Reimbursement. In the event that Medicare, Medicaid, Blue Shield or any other third party payor, or any other Federal, state or local laws, rules, regulations or interpretations, at any time during the Term prohibit, restrict or in any way materially and adversely change the method or amount of reimbursement or compensation for either party provided for in this Agreement, then the parties shall negotiate in good faith to amend this Agreement to provide for payment of compensation in a manner consistent with such changes, taking into account any materially adverse change in reimbursement or payment for physician services. If the parties cannot reach agreement on an amendment prior to the effective date of the change, the parties agree to jointly select a mediator and share equally in the cost of the mediation. If mediation does not resolve such dispute, then the matter shall be settled exclusively by binding arbitration, which shall be conducted in Broward County, Florida, in accordance with the National Health Lawyer's Association, Alternative Dispute Resolution Service, Rules of Procedure for Arbitration. The expenses of such arbitration shall be borne equally by the parties, provided that each party shall pay for the cost and its own experts, evidence, and attorney's fees (unless otherwise directed by the arbitrator).

             (b) Enactment or Interpretation of Relevant Statutes and Regulations. In the event any state or federal laws or regulations, now existing or enacted or promulgated after the date hereof, are interpreted by judicial decision, a regulatory agency, or legal counsel acceptable to both AmeriPath and the Practice in such a manner as to indicate that this Agreement or any provision hereof may be in violation of such laws or regulations, the Practice and AmeriPath shall amend this Agreement as necessary to preserve the underlying economic and financial arrangements between the Practice and AmeriPath and without substantial economic detriment to any party. If such an amendment is not possible, either party shall have the right to terminate this Agreement.

4. INDEPENDENT CONTRACTOR STATUS. The Practice and AmeriPath are to perform and exercise their rights and obligations under this Agreement as independent contractors. AmeriPath's sole function under this Agreement is to provide services, as requested, in a competent and satisfactory manner, exercising reasonable care in the performance of all such duties. AmeriPath shall not become liable for any of the obligations, liabilities, debts or losses of the Practice unless otherwise specifically provided by this Agreement. AmeriPath shall have no liability whatsoever for damages suffered on account of the willful misconduct or negligence of any employee, agent or independent contractor (other than AmeriPath) of the Practice. Each party shall be solely responsible for compliance with all state and federal laws pertaining to employment taxes, income withholding, unemployment compensation contributions and other employment related statutes regarding their respective employees, agents and servants. In the event that any court or regulatory authority (or AmeriPath, in good faith) determines that the relationship established by this Agreements creates an employment relationship, the parties shall negotiate in good faith to reach an arrangement involving AmeriPath and the then current Practice Providers which substantially preserves for the parties the benefits of this Agreement. If such an arrangement cannot be reached,

             AmeriPath may terminate this Agreement upon thirty (30) days prior written notice to the Practice.

5. PROHIBITION AGAINST DISCRIMINATION. The Practice and AmeriPath agree that, in fulfilling their respective obligations and duties under this Agreement, they shall not discriminate against any individual on the basis of race, religion, age, sex, disability or national origin.

6. USE OF NAMES. Subject to the approval of the Managing Physician, which approval shall not be unreasonably withheld, AmeriPath may include the name of the Practice, the Practice Providers and the Practice Providers in any brochures, promotional materials or the like relating to AmeriPath.

7.           INDEMNIFICATION.

             (a) AmeriPath agrees to indemnify and hold the Practice and its directors, officers, agents employees, Practice Providers and affiliates (collectively, the "Practice Group") harmless from and against any and all filings, suits, proceedings, claims, penalties, damages, costs and expenses (including, but not limited to, court costs and reasonable attorney and paralegal fees) incurred by the Practice Group, resulting or arising from any breach in any representation or warranty of AmeriPath contained herein or any default in the performance of any covenant or agreement of AmeriPath contained herein.

             (b) The Practice agrees to indemnify and hold AmeriPath and its directors, officers, agents employees, stockholders and affiliates, and the directors, officers, agents and employees of its stockholders and affiliates (collectively, the "AmeriPath Group"), harmless from and against any and all filings, suits, proceedings, claims, penalties, damages, costs and expenses (including, but not limited to, court costs and reasonable attorney and paralegal fees) incurred by the AmeriPath Group, resulting or arising from any breach in any representation or warranty of the Practice contained herein or any default in the performance of any covenant or agreement of the Practice contained herein.

                                 ATTACHMENT VI


1.           ORGANIZATION OF NON-PROFIT HEALTH CORPORATION

             The parties shall cause to be formed a Non-Profit Health Corporation organized pursuant to Section 5.01(a) of the Texas Medical Practice Act (the "Corporation"). The Corporation shall be named AmeriPath Pathology Group, Inc. and shall have articles and bylaws as attached to this Attachment
VI. The parties shall fully cooperate with each other to effectuate the organization of the Corporation, and its qualification to engage in the practice of medicine. Clay J. Cockerell, M.D. agrees, on behalf of the Practice and of himself to become a director of the Corporation. AmeriPath shall bear all reasonable costs associated with the organization and qualification of the Corporation.

2.           ASSIGNMENT OF INTERESTS

             The parties agree that the following agreements shall be assigned to the Corporation on or promptly after the Corporation becomes qualified: 1) this Agreement; 2) all Physician Employment Agreements entered into by the Practice, including Agreements Not To Compete 3) Managed Care Agreements and 4) all other agreements for the provision of pathology services. The Corporation shall assume all of the liabilities of the Practice and shall be entitled to receipt of all of its assets.

                             FIRST AMENDMENT TO
                            MANAGEMENT AGREEMENT

PARTIES:                  AMERIPATH TEXAS, INC. ("AmeriPath")
                          CLAY J. COCKERELL, M.D., P.A. (the "Practice")

EFFECTIVE DATE:           JANUARY 16, 1997 (the "Effective Date")


RECITALS:

         The parties hereto entered into a Management Agreement (the "Agreement") dated as of September 30, 1996.

         Section 2(f) of Attachment V of the Agreement provides that the Agreement may be changed by a written instrument executed by each of the parties thereto and with the consent of Clay J. Cockerell, M.D. (the "Managing Physician").

         AmeriPath, Inc., a Delaware corporation and owner of all of the capital stock of AmeriPath (the "Parent Company") has filed a registration statement with the Securities and Exchange Commission with respect to the underwritten public offering of the Common Stock of the Parent Company.

         In connection with the Parent Company's underwritten public offering of its Common Stock, the parties hereto desire to clarify the rights and obligations of the parties under the Agreement and amend the terms of the Agreement in the manner set forth in this Amendment.

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, AmeriPath and the Practice agree as follows:

         1. The recitals set forth above are true and correct in all respects and are incorporated herein and made a part hereof.

         2. All capitalized terms used in this Amendment without definition shall have the meanings assigned thereto in the Agreement.

         3. Section IV.A. of the Agreement is hereby deleted in its entirety and replaced with the following language:

         "       A.       CREATION AND GENERAL DUTIES OF STEERING COMMITTEE.
         AmeriPath and the Practice shall establish a Steering Committee composed of three members, one of which shall be the Managing Physician and two of which shall be designated by AmeriPath (one of such two AmeriPath designees to be a physician). The Steering Committee shall meet periodically and at the reasonable request of any member. The Steering Committee shall consider, review, determine and approve (by simple majority vote of the three members) the following matters as they relate to the operation of the Practice: (i) the Operating Plan; (ii) employment and recruitment of additional Practice Providers; (iii) long term strategic planning; (iv) establishment and maintenance of relationships with health care providers and payors;
         (v) the fee schedule for services and items provided by the Practice; and (vi) approval of all marketing and advertising of services performed by the Practice or Practice Providers; provided, however, that with respect to all decisions relating to the practice of medicine and the provision of medical services, including, but not limited to, the matters set forth in (ii) and (v) above, the Managing Physician must concur with the majority decision of the Steering Committee or, if the Managing Physician does not concur, the decision of the Managing Physician will control."

         4. The rights and obligations under the former Section IV.A. are terminated by this Amendment and there shall be no continuing rights or obligations thereunder except as it is hereby amended above. All other terms and conditions of the Agreement shall remain in full force and effect.

         5. This Amendment may be signed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one agreement.

         IN WITNESS WHEREOF, the Practice and AmeriPath have duly executed this Amendment as of the day and year indicated above.

                                           CLAY J. COCKERELL, M.D., P.A.



                                           By:
                                              ----------------------------------
                                              Clay J. Cockerell, M.D., President


                                           AMERIPATH TEXAS, INC.


                                           By:
                                              ----------------------------------
                                              Robert P. Wynn, Vice President
ACCEPTED AND AGREED:


--------------------------------
Clay J. Cockerell, M.D.